Exhibit 10.14

                         NOTE AGREEMENT AMENDMENT NO. 2

This Amendment No. 2, dated as of September 30, 2004 (this "Amendment") by Wireless Age Communications, Inc. (the "Company") and Stacey Minichiello (the "Purchaser").

WHEREAS, The Company and the Purchaser previously entered into a Note Purchase and Security Agreement dated as of December 31, 2003 (the "Note Agreement") and the Company has executed a Note in the principal amount of $1,930,000.00 (one million nine hundred thirty thousand U.S. Dollars) dated as of even date therewith (the "First Note");

WHEREAS, The Company and the Purchaser previously entered into a second Note subject to the terms and conditions of the Note Agreement, in the principal amount of $400,000.00 (four hundred thousand U.S. Dollars), dated as of January 21, 2004 (the "Second Note" and referred to collectively herein together with the First Note as the "Notes");

WHEREAS, The Company and the Purchaser previously entered into an Amendment of the Note Agreement and the Notes dated June 30, 2004 (the "Amendment No. 1");

WHEREAS, the Company previously entered into a Placement Agreement with Robert Sim ("Sim"), Rosemary Sim ("Spouse") and 101016305 Saskatchewan Ltd. ("101016305" and collectively with Sim and Spouse, the "Placement Parties"), dated as of June 30, 2004 (the "Placement Agreement No. 1");

WHEREAS, the Company is as of even date herewith entering into an amendment of the Placement Agreement with the Placement Parties (the "Placement Agreement No. 2");

WHEREAS, The Company and the Purchaser desire to further amend certain provisions of the Notes and the Note Agreement together with the effectiveness of Placement Agreement No. 2;

NOW, THEREFORE, for good and valuable consideration, which is deemed adequate and sufficient in all respects by the parties hereto, the Company and the Purchaser agree as follows:

1. Subject to Paragraph 2 below, so long as the Company has performed in accordance with the terms and conditions of the October Placement, as such term is defined in the Placement Agreement, all unpaid principal together with any interest then due and all other amounts payable upon the Notes, shall be due and payable on demand by the Purchaser at any time after December 31, 2004.

2. So long as the Company has performed in accordance with the Placements, as such term is defined in the Placement Agreement, all unpaid principal, together with the balance of accrued and unpaid interest and any other amounts payable upon the Notes, shall be due and payable on demand by the Purchaser at any time after December 31, 2004. Notwithstanding anything to the contrary, in the event of a default by the Company in performance of any of the items set forth in this Amendment No. 2 or in the Placement Agreement No. 2, the Notes shall also be deemed to be in default.

NOTE AGREEMENT AMENDMENT NO. 2                                September 30, 2004
Wireless Age Communications, Inc.                             Stacey Minichiello
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3. In the event that any premium over face value of collateral securing the
Notes is paid by the issuer of such collateral prior to maturity and payment of the Notes on December 31, 2004, the Company shall deliver to Purchaser 50% of the proceeds of such collateral which is over and above the threshold amount of $2,330,000. Any and all such payments shall be in addition to interest otherwise due and payable on the Notes and shall not offset any and all obligations with respect to payment of interest.

4. The parties agree that all other terms and conditions not otherwise amended herein with respect to the Notes and the Note Agreement, shall remain subject to the respective provisions of the Notes and the Note Agreement, provided, however, that in the event of a conflict between such other instruments and this Amendment, this Amendment shall control. For purposes of clarity, any default of this Amendment No. 2 or the Placement Agreement No. 2 shall constitute a default of the Notes and all principal and interest on the Notes shall be accelerated and immediately due and payable. A default rate of interest of 10% shall therewith apply on the Notes upon any such default event.

5. The Company shall promptly execute and deliver to its legal counsel, as escrow agent for the collateral underlying the Notes, duly executed and notarized transfer powers permitting the prompt sale or other disposition of such collateral, which transfer powers shall be maintained under the control of the escrow agent, but shall be delivered to Purchaser, together with such collateral underlying the Notes, in the event of any default by the Company of the Notes.

6. This Amendment may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

                            [Signature Page Follows]


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

NOTE AGREEMENT AMENDMENT NO. 2                                September 30, 2004
Wireless Age Communications, Inc.                             Stacey Minichiello
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      IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

WIRELESS AGE COMMUNICATIONS, INC.


By: /s/ John G. Simmonds
    ------------------------------------
    Name:  John G. Simmonds
    Title: Chairman and CEO


PURCHASER:


/s/ Stacey Minichiello
-------------------------------
Stacey Minichiello


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